August 2019

NEW VALLEY



New Valley LLC, the real estate subsidiary of Vector Group Ltd. (NYSE: VGR), owns real estate and now owns 100% of Douglas Elliman, the largest residential brokerage firm in the New York metropolitan area, as well as a minority stake[1] in numerous real estate investments.

NEW VALLEY REAL ESTATE INVESTMENTS[1]

New Valley has invested approximately $156 million, as of June 30, 2019, in a broad portfolio of real estate projects.

New Valley's Real Estate Investment Portfolio[1]



Land Development/Real Estate Held for Sale, net
Apartments/ Condominiums/Hotels
Commercial Retail/ Office Assets
West Hollywood Edition (West Hollywood)
Sagaponack (East Hampton)
The Plaza at Harmon Meadow (New Jersey)
500 Broadway (Santa Monica)
Maryland Portfolio (Baltimore County)
NY City Investments
Wynn Las Vegas Retail (Nevada)
Fontainebleau (Las Vegas)
Takanasee (New Jersey)
Escena (Palm Springs)
87 Park (Miami Beach)
Monad Terrace (Miami Beach)



Hudson River
East River
QUEENS
UNION SQUARE
GREENWICH VILLAGE
SOHO
LOWER EAST SIDE

New Valley's New York Real Estate Investments[2]

1. **The Marquand** Upper East Side
2. **10 Madison Square West** Flatiron District/NoMad (in liquidation)
3. **11 Beach Street** TriBeCa
4. **20 Times Square** Times Square (in liquidation)
5. **111 Murray Street** TriBeCa
6. **160 Leroy Street** Greenwich Village
7. **215 Chrystie Street** Lower East Side
8. **The Dutch** Long Island City
9. **1 QPS Tower** Long Island City (in liquidation)
10. **Park Lane Hotel** Central Park South
11. **125 Greenwich Street** Financial District
12. **The XI (formerly "The Eleventh")** West Chelsea
13. **15 East 19th Street (formerly "New Brookland")** Brooklyn
14. **The Dime (Havemeyer Street)** Brooklyn
15. **352 6th Avenue** Brooklyn
16. **9 DeKalb** Brooklyn
17. **Meatpacking Plaza** Meatpacking District

International Investments[1]

Coral Beach and Tennis Club
Bermuda

DOUGLAS ELLIMAN

- Largest residential real estate brokerage firm in New York metropolitan area and fourth-largest in the United States.
- Closings of $29.2 billion for the last 12 months ended June 30, 2019; Douglas Elliman has more than 7,000 affiliated agents and approximately 115 offices throughout the New York metropolitan area, South Florida, Southern California, Aspen, Greenwich, and Massachusetts.
- Maintains an alliance with Knight Frank— the largest independent residential brokerage in the United Kingdom— to jointly market high-end properties, providing a network with 512 offices across 60 countries with approximately 19,000 affiliated agents.
- Revenues and Adjusted EBITDA of Douglas Elliman of $794 million and $19.2 million,[3] respectively, for the last 12 months ended June 30, 2019.

EXECUTIVE MANAGEMENT

Howard M. Lorber
President and Chief Executive Officer

Richard J. Lampen
Executive Vice President

J. Bryant Kirkland III
Senior Vice President, Chief Financial Officer and Treasurer

Marc N. Bell
Senior Vice President, Secretary and General Counsel

COMPANY HIGHLIGHTS

- Executive offices in Manhattan and Miami
- Employs approximately 1,000 people

Douglas Elliman Closings



$14.9B
$18.2B
$22.4B
$24.5B
$26.1B
$28.1B
$29.2B
2013
2014
2015
2016
2017
2018
LTM 6/30/19

New Valley Revenues - LTM 6/30/19



Real Estate Brokerage Commissions
Property Management
Other
$11M
$35M
$799M
$753M

New Valley Adjusted EBITDA[3]



$38.7M
$27.9M
$10.3M
$18.2M
2016
2017
2018
LTM 6/30/19

[1] Please refer to Vector Group Ltd.'s Form 10-Q (Commission File Number 1-5759) for the period ended June 30, 2019 in the section "Summary of Real Estate Investments" in Item 2 - Management's Discussion and Analysis of Financial Condition and Results of Operations.

[2] For the percentage of each real estate project owned, please refer to the "Summary of Real Estate Investments" section of Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations - of Vector Group Ltd.'s Form 10-Q for the period ended June 30, 2019 (Commission File Number 1-5759).

[3] New Valley's net income was $13.5M, $37.6M, $14.8M and $26.6M for the periods presented. Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Net income to Adjusted EBITDA, please see Vector Group Ltd.'s Current Reports on Forms 8-K, filed on March 1, 2017, June 14, 2018, February 28, 2019, May 3, 2019 and August 7, 2019 and Form 10-K for the fiscal year ended December 31, 2018 and Form 10-Q for the quarterly period ended June 30, 2019 (Commission File Number 1-5759) as well as the Disclaimer to this document on Page 2. New Valley's Adjusted EBITDA do not include an allocation of Vector Group Ltd.'s Corporate and Other Expenses (for purposes of computing Adjusted EBITDA) of $12.0M, $13.0M. $14.1M and $16.0M for the periods presented, respectively.

Contact: Emily Claffey / Ben Spicehandler / Columbia Clancy of Sard Verbinnen & Co (212) 687-8080

newvalley.com